Exhibit 10.1

Execution Version

AMENDMENT NO. 7 TO THIRD AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

THIS AMENDMENT NO. 7 TO THIRD AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT, dated as of April 28, 2017 (this “Amendment”), is by and among:

(a) Tenneco Automotive RSA Company, a Delaware corporation (“Seller”),

(b) The Pullman Company, a Delaware corporation (“Pullman”),

(c) Tenneco Automotive Operating Company Inc., a Delaware corporation (“Tenneco Operating”), individually and as Servicer (the “Servicer”; Tenneco Operating, individually and as the Servicer, together with Seller and Pullman, collectively, the “Seller Parties”),

(d) Chariot Funding LLC (as successor by merger to Falcon Asset Securitization Company LLC), a Delaware limited liability company (“Chariot”), and Liberty Street Funding LLC, a Delaware limited liability company, as Conduits (each, a “Conduit”),

(e) The entities party hereto as “Committed Purchasers” (the “Committed Purchasers” and together with the Conduits, the “Purchasers”),

(f) The Bank of Nova Scotia (“Scotiabank”), Wells Fargo Bank, N.A. (“Wells Fargo”) and JPMorgan Chase Bank, N.A. (“JPMorgan”), as Co-Agents (each a “Co-Agent”), and

(g) JPMorgan, in its capacity as administrative agent under the Receivables Purchase Agreement (as defined below) (in such capacity, together with its successors and assigns, the “Administrative Agent” and, together with each of the Co-Agents, the “Agents”), and consented to by Wells Fargo, as Second Lien Agent under the Intercreditor Agreement (as defined below) (in such capacity, together with its successors and assigns, the “Second Lien Agent”).

W I T N E S S E T H :

WHEREAS, Tenneco Operating and Seller are parties to that certain Receivables Sale Agreement, dated as of October 31, 2000, between Tenneco Operating, as seller, and Seller, as purchaser, as heretofore amended, and Pullman and Seller are parties to that certain Receivables Sale Agreement, dated as of December 27, 2000, between Pullman, as seller, and Seller, as purchaser, as heretofore amended (collectively, the “Receivables Sale Agreements”);

WHEREAS, Seller, Servicer, the Purchasers, the Co-Agents and the Administrative Agent are parties to that certain Third Amended and Restated Receivables Purchase Agreement dated as of March 26, 2010 (as heretofore amended, the “Receivables Purchase Agreement”);

WHEREAS, Seller, Servicer, the Administrative Agent, as First Lien Agent, and the Second Lien Agent are parties to that certain Intercreditor Agreement dated as of March 26, 2010 (as heretofore amended, the “Intercreditor Agreement”);

WHEREAS, the Seller Parties wish to amend the Receivables Purchase Agreement and extend the facility evidenced thereby on the terms and subject to the conditions set forth herein; and

WHEREAS, the Purchasers and Agents are willing to agree to, and the Second Lien Agent is willing to consent to, such amendments and extension subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. Defined Terms. Capitalized terms used herein and not otherwise defined shall have their meanings as attributed to such terms in the Receivables Purchase Agreement.

2. Amendments. Upon satisfaction of the conditions precedent set forth in Section 4 hereof, the Receivables Purchase Agreement is hereby amended as of the Effective Date as follows:

(a) Clause (ii) of the proviso to the definition of “Concentration Limit” appearing in Exhibit I to the Receivables Purchase Agreement is hereby amended and restated in its entirety to read as follows: “(ii) the Special Concentration Limits of (a) Fiat Chrysler Automobiles N.V. and its Affiliates shall be equal to 4.5% of the aggregate Outstanding Balance of all Eligible Receivables, (b) General Motors Company and its Affiliates shall be equal to the lesser of (x) 11% of the aggregate Outstanding Balance of all Eligible Receivables and (y) the product of (i) the Net Receivables Balance and (ii) the sum of the Dilution Reserve Floor and the Loss Reserve Floor, (c) Caterpillar Inc. and its Affiliates shall be equal to 12.0% of the aggregate Outstanding Balance of all Eligible Receivables and (d) Uni-Select Inc. and its Affiliates shall be equal to 4.5% of the aggregate Outstanding Balance of all Eligible Receivables after subtracting the Pass Through Reserve, the Warranty Reserve, the Sales-Promotion Reserve and the Price Give Back Accrual.”

(b) Clause (a) of the definition of “Dilution Reserve” appearing in Exhibit I to the Receivables Purchase Agreement is hereby amended and restated in its entirety to read as follows: “(a) the product of (i) the Dilution Reserve Floor and (ii) the Net Receivables Balance”.

(c) Clause (v) of the definition of “Eligible Receivable” appearing in Exhibit I to the Receivables Purchase Agreement is hereby amended and restated in its entirety to read as follows: “(v) which by its terms is due and payable within 70 days of the original billing date therefor and has not had its payment terms extended, provided, however, that not more than 15.0% of the aggregate Outstanding Balance of all Receivables may have terms permitting payment to be made within 71-120 days of the original billing date therefor and still be “Eligible Receivables” so long as their payment terms have not been extended, provided, further, that not more than 5.0% of the aggregate Outstanding Balance of all Receivables may have terms permitting payment to be made more than 120 days after the original billing date therefor and still be “Eligible Receivables” so long as their payment terms have not been extended,”

(d) The following definitions appearing in Exhibit I to the Receivables Purchase Agreement are hereby amended and restated in their entireties to read, respectively, as follows:

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“Designated Obligor” means an Obligor indicated by the Administrative Agent to Seller in writing. As of April 28, 2017, Ford Motor Company and its Subsidiaries shall each constitute a Designated Obligor.

“Liquidity Termination Date” means April 30, 2019.

“Percentage” means (i) 42.58064516% for the Chariot Group, (ii) 34.83870968% for the Liberty Street Group and (iii) 22.58064516% for the Wells Fargo Group, which percentages shall be adjusted to give effect to the terms and provisions of Section 2.2.

“Purchase Limit” means $155,000,000.

“Receivable” means all indebtedness and other obligations owed to Seller or an Originator (at the time it arises, and before giving effect to any transfer or conveyance under a Receivables Sale Agreement or hereunder) or in which Seller or an Originator has a security interest or other interest, including, without limitation, any indebtedness, obligation or interest constituting an account, chattel paper, instrument or general intangible, arising in connection with the sale of goods or the rendering of services by such Originator and the obligation to pay any Finance Charges with respect thereto; provided, however, in no event shall the term “Receivable” include any such indebtedness or obligations (i) owed by any Subsidiary of Tenneco Automotive at any time, (ii) owed by Delphi Corporation or any of its Subsidiaries if originated on or prior to October 9, 2005, (iii) owed by Ford Motor Company or any of its Subsidiaries if originated on or after April 28, 2017, (iv) owed by any of Advance Stores Company Incorporated, Genuine Parts Company, O’Reilly Automotive Inc., The Pep Boys — Manny, Moe & Jack or any of their respective Subsidiaries, or (v) denominated or payable in Canadian dollars. Indebtedness and other rights and obligations arising from any one transaction, including, without limitation, indebtedness and other rights and obligations represented by an individual invoice, shall constitute a Receivable separate from a Receivable consisting of the indebtedness and other rights and obligations arising from any other transaction; provided further, that any indebtedness, rights or obligations referred to in the immediately preceding sentence shall be a Receivable regardless of whether the account debtor or Seller treats such indebtedness, rights or obligations as a separate payment obligation.

(e) Exhibit I to the Receivables Purchase Agreement is amended to add the following defined term in appropriate alphabetical order therein:

“Dilution Reserve Floor” means 4.0%.

(f) Schedule A to the Receivables Purchase Agreement is amended and restated in its entirety as set forth on Schedule A hereto. From and after the date hereof, each reference to “Schedule A” in the Receivables Purchase Agreement shall mean and be a reference to Schedule A attached hereto.

3. Certain Representations. In order to induce the Agents and the Purchasers to enter into this Amendment, each of the Seller Parties (other than Pullman solely with respect to clauses (b) and (c)) hereby represents and warrants to the Agents and the Purchasers that (a) both immediately before and immediately after giving effect to the amendments contained in Section 2 hereof, no Amortization Event or Potential Amortization Event exists and is continuing as of the date hereof, (b) the Receivables Purchase Agreement, as amended hereby, constitutes the legal, valid and binding obligation of such Seller Party enforceable against it in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and (c) each of such Seller Party’s representations and warranties contained in the Receivables Purchase Agreement is true and correct as of the date hereof as though made on such date (except for such representations and warranties that speak only as of an earlier date).

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4. Effective Date. This Amendment shall become effective as of the date first above written (the “Effective Date”) upon (a) receipt by the Administrative Agent of counterparts of this Amendment, duly executed by each of the parties hereto, and consented to by the Performance Guarantor in the space provided below, (b) receipt by the Administrative Agent of counterparts to the Fifteenth Amended and Restated Fee Letter of even date herewith (the “Fee Letter”), duly executed by the Agents and the Seller and (c) receipt by each of Chariot, the Liberty Street Agent and Wells Fargo of the Amendment Fee payable to it under (and as defined in) the Fee Letter.

5. Ratification. Except as expressly modified hereby, the Receivables Purchase Agreement is hereby ratified, approved and confirmed in all respects.

6. References to Receivables Purchase Agreement. From and after the Effective Date, each reference in the Receivables Purchase Agreement to “this Agreement”, “hereof”, or “hereunder” or words of like import, and all references to the Receivables Purchase Agreement in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature shall be deemed to mean the Receivables Purchase Agreement, as amended by this Amendment.

7. Costs and Expenses. The Seller agrees to pay all reasonable costs, fees, and out-of-pocket expenses (including reasonable attorneys’ fees and time charges of attorneys for the Agents, including Sidley Austin LLP, which attorneys may also be employees of an Agent) incurred by the Agents in connection with the preparation, execution and enforcement of this Amendment.

8. CHOICE OF LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS.

9. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery by facsimile or other electronic transmission of an executed counterpart of a signature page to this Amendment shall be effective as delivery of a manually executed counterpart of this Amendment.

10. Amendment of Second Lien Receivables Purchase Agreement. The Purchasers and Co-Agents hereby authorize and direct JPMorgan, in its capacity as First Lien Agent under the Intercreditor Agreement, to execute and consent to the amendment of the Second Lien Receivables Purchase Agreement in the form attached as Schedule I hereto. The parties hereto acknowledge and agree that JPMorgan, as First Lien Agent, shall be entitled to the rights and benefits of Article XI of the Receivables Purchase Agreement in connection with the execution of such amendment.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

CHARIOT FUNDING LLC (as successor by merger to Falcon Asset Securitization Company LLC) as Conduit and a Committed Purchaser

By: JPMorgan Chase Bank, N.A., Its Attorney-in-Fact

By:	/s/ John Lindsay
Name:	John Lindsay
Title:	Vice President

JPMORGAN CHASE BANK, N.A., as Chariot Agent and as Administrative Agent

By:	/s/ John Lindsay
Name:	John Lindsay
Title:	Vice President

Signature Page to

Amendment No. 7 to Third Amended and Restated Receivables Purchase Agreement

(Tenneco Automotive RSA Company)

THE BANK OF NOVA SCOTIA, as a Committed Purchaser and as Liberty Street Agent

By:	/s/ Kimberly Snyder
Name:	Kimberly Snyder
Title:	Director

Signature Page to

Amendment No. 7 to Third Amended and Restated Receivables Purchase Agreement

(Tenneco Automotive RSA Company)

LIBERTY STREET FUNDING LLC

By:	/s/ Frank B. Bilotta
Name:	Frank B. Bilotta
Title:	Vice President

Signature Page to

Amendment No. 7 to Third Amended and Restated Receivables Purchase Agreement

(Tenneco Automotive RSA Company)

WELLS FARGO BANK, N.A., as a Committed Purchaser and as Wells Fargo Agent

By:	/s/ Isaac Washington
Name:	Isaac Washington
Title:	Vice President

ACKNOWLEDGED AND CONSENTED TO:

WELLS FARGO BANK, N.A., as Second Lien Agent

By:	/s/ Isaac Washington
Name:	Isaac Washington
Title:	Vice President

Signature Page to

Amendment No. 7 to Third Amended and Restated Receivables Purchase Agreement

(Tenneco Automotive RSA Company)

TENNECO AUTOMOTIVE RSA COMPANY, a Delaware corporation

By:	/s/ Paul D. Novas
Name:	Paul D. Novas
Title:	Vice President, Finance

TENNECO AUTOMOTIVE OPERATING COMPANY INC., a Delaware corporation

By:	/s/ Paul D. Novas
Name:	Paul D. Novas
Title:	Vice President, Finance

THE PULLMAN COMPANY, a Delaware corporation

By:	/s/ Paul D. Novas
Name:	Paul D. Novas
Title:	Vice President, Finance

By its signature below, the undersigned hereby consents to the terms of the foregoing Amendment, confirms that its Performance Undertaking remains unaltered and in full force and effect and hereby reaffirms, ratifies and confirms the terms and conditions of its Performance Undertaking:

TENNECO INC., a Delaware corporation

By:	/s/ Paul D. Novas
Name:	Paul D. Novas
Title:	Vice President, Finance

Signature Page to

Amendment No. 7 to Third Amended and Restated Receivables Purchase Agreement

(Tenneco Automotive RSA Company)

SCHEDULE A

COMMITMENTS OF COMMITTED PURCHASERS

GROUP	COMMITTED PURCHASER	COMMITMENT
Chariot Group	Chariot Funding LLC	$66,000,000
Liberty Street Group	The Bank of Nova Scotia, New York Agency	$54,000,000
Wells Fargo Group	Wells Fargo Bank, N.A.	$35,000,000

SCHEDULE I

FORM OF AMENDMENT TO

SECOND LIEN RECEIVABLES PURCHASE AGREEMENT